CONFIDENTIAL
    EXECUTION VERSION

JOINDER TO THE AGREEMENT AND PLAN OF MERGER
    This Joinder to the Agreement and Plan of Merger (this “Joinder Agreement”) is executed by the undersigned (each, a “Joining Shareholder” and collectively, the “Joining Shareholders”) pursuant to the terms of that certain Agreement and Plan of Merger, dated as of January 22, 2021 (the “Merger Agreement”), by and among (i) MGP Ingredients, Inc., a Kansas corporation; (ii) Luxco Group Holdings, Inc., a Delaware corporation; (iii) LRD Holdings LLC, a Delaware limited liability company; (iv) LDL Holdings DE, LLC, a Delaware limited liability company; (v) KY Limestone Holdings LLC, a Delaware limited liability company; (vi) Donn S. Lux, as Sellers’ Representative; (vii) London HoldCo, Inc., a Delaware corporation (“HoldCo”); and (viii) upon signing this Joinder Agreement, the Joining Shareholders. Capitalized terms used but not defined in this Joinder Agreement shall have the meanings ascribed to such terms in the Merger Agreement, a copy of which has been made available to the Joining Shareholders.
    Each Joining Shareholder hereby acknowledges, agrees and confirms, by its execution of this Joinder Agreement, as follows:
1.Joinder. Each Joining Shareholder shall be deemed to be a party to the Merger Agreement as of the date hereof and shall have all of the rights and obligations of a “Seller” thereunder as if it had executed the Merger Agreement. Each Joining Shareholder hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Merger Agreement applicable to the Sellers.
2.Representations. Each Joining Shareholder hereby represents and warrants that:
a.Such Joining Shareholder has been represented by and consulted with independent legal counsel or other advisors (or has had the opportunity to consult with independent counsel or other advisors and has declined to do so);
b.Such Joining Shareholder has carefully read and fully understands this Joinder Agreement and the Merger Agreement in their entirety and has had them fully explained to him, her or it by such counsel (or has had such opportunity but declined to avail himself, herself or itself of this right and opportunity);
c.Such Joining Shareholder is fully aware of the contents hereof and the meaning, intent and legal effect thereof; and
d.Such Joining Shareholder is competent to execute this Joinder Agreement and has executed this Joinder Agreement free from coercion, duress or undue influence.
3.Termination of Agreements and Waiver of Certain Rights.
a.By delivery of this Joinder AGREEMeNt, each joining shareholder acknowledges that he, she or it hereby irrevocably waives any dissenters’ rights, appraisal rights or similar rights that such joining shareholder may have arising out of the consummation of the Merger and the transactions contemplated by the Merger
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Agreement, whether arising pursuant to the delaware General corporate law, the Kansas general corporation code, other applicable legal requirements, contract or otherwise, and each joining shareholder hereby withdraws all written objections to the Merger Agreement and/or demands for appraisal, if any, with respect to the shares of THE COMPANIES AND/OR THE SHARES OF holdco Stock owned by such joining shareholder AS OF THE DATE HEREOF OR AS OF IMMEDIATELY PRIOR TO CLOSING.
b.Each Joining Shareholder hereby waives any pre-emptive or other purchase rights and all notice provisions under any shareholder agreement that such Joining Shareholder is a party to, and hereby consents to the Merger Agreement, the Merger and the Transactions contemplated hereby and thereby.
c.Effective as of the Effective Time, each Joining Shareholder acknowledges and agrees to the termination of, and hereby does terminate, without the need for any further action on the part of any party thereto, and without liability or continuing obligation on the part of the Company Group Members, any shareholder or similar agreement that Joining Shareholder is a party to with respect to the Company Group Members.
4.Miscellaneous. The provisions of Sections 11.1 through Section 11.11 and Section 11.13 of the Merger Agreement are incorporated herein by reference, mutatis mutandis.
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IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: January 23, 2021

Luxco 2017 Irrevocable Trust:

/s/ Donn S. Lux
DONN S. LUX, Investment Trustee of the
LUXCO 2017 IRREVOCABLE TRUST
DATED JUNE 19, 2017

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IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: January 23, 2021

Ann S. Lux 2005 Irrevocable Trust FBO Donn S. Lux:

/s/ Donn S. Lux
DONN S. LUX, Trustee of the
ANN S. LUX 2005 IRREVOCABLE TRUST
FBO DONN S. LUX DATED
SEPTEMBER 16, 2005

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IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: January 23, 2021

Ann S. Lux 2005 Irrevocable Trust FBO Donn S. Lux QSST LRD:

/s/ Donn S. Lux
DONN S. LUX, Trustee of the
ANN S. LUX 2005 IRREVOCABLE TRUST
FBO DONN S. LUX QSST LRD DATED
SEPTEMBER 16, 2005

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IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: January 23, 2021

                            Andrew Broddon Lux Luxco Irrevocable Trust:

/s/ Paul S. Lux
PAUL S. LUX, Co-Trustee of the
ANDREW BRODDON LUX LUXCO
IRREVOCABLE TRUST DATED
JULY 30, 2012

/s/ Michele B. Lux
MICHELE B. LUX, Co-Trustee of the
ANDREW BRODDON LUX LUXCO
IRREVOCABLE TRUST DATED
JULY 30, 2012

/s/ Christopher E. Erblich
CHRISTOPHER E. ERBLICH, Co-Trustee
of the ANDREW BRODDON LUX LUXCO
IRREVOCABLE TRUST DATED
JULY 30, 2012

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IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: January 23, 2021

Philip Donn Lux Luxco Irrevocable Trust:

/s/ Paul S. Lux
PAUL S. LUX, Co-Trustee of the
PHILIP DONN LUX LUXCO
IRREVOCABLE TRUST DATED
JULY 30, 2012

/s/ Michele B. Lux
MICHELE B. LUX, Co-Trustee of the
PHILIP DONN LUX LUXCO
IRREVOCABLE TRUST DATED
JULY 30, 2012

/s/ Christopher E. Erblich
CHRISTOPHER E. ERBLICH, Co-Trustee
of the PHILIP DONN LUX LUXCO
IRREVOCABLE TRUST DATED
JULY 30, 2012

[Signature Page to Joinder Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: January 23, 2021

Caroline L. Kaplan Revocable Trust:

/s/ Caroline L. Kaplan
CAROLINE L. KAPLAN, Trustee of the
CAROLINE L. KAPLAN REVOCABLE
TRUST DATED DECEMBER 16, 2009

[Signature Page to Joinder Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: January 23, 2021

Ann S. Lux 2005 Irrevocable Trust FBO Caroline Ann Lux:

/s/ Donn S. Lux
DONN S. LUX, Trustee of the
ANN S. LUX 2005 IRREVOCABLE TRUST
FBO CAROLINE ANN LUX DATED
SEPTEMBER 16, 2005

[Signature Page to Joinder Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: January 23, 2021

Ann S. Lux 2005 Irrevocable Trust FBO Catherine N. Lux:

/s/ Catherine N. Lux
CATHERINE N. LUX, Co-Trustee of the
ANN S. LUX 2005 IRREVOCABLE TRUST
FBO CATHERINE N. LUX DATED
SEPTEMBER 16, 2005

PANDOTREE TRUST COMPANY, LLC,
Co-Trustee

By: /s/ Alyssa Rosendahl

Its: Trust Officer

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IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: January 23, 2021

CNL 2013 Irrevocable Trust:

/s/ Catherine N. Lux
CATHERINE N. LUX, Co-Trustee of the
CNL IRREVOCABLE TRUST DATED
APRIL 2, 2013

PANDOTREE TRUST COMPANY, LLC,
Co-Trustee

By: /s/ Alyssa Rosendahl

Its: Trust Officer

[Signature Page to Joinder Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: January 23, 2021

Ann S. Lux 2005 Irrevocable Trust FBO Paul S. Lux:

/s/ Donn S. Lux
DONN S. LUX, Family Assets Trustee of the
ANN S. LUX 2005 IRREVOCABLE TRUST
FBO PAUL S. LUX DATED
SEPTEMBER 16, 2005

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IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: January 23, 2021

Lux Children Irrevocable Trust:

/s/ Leslie P. Lux
LESLIE P. LUX, Co-Trustee of the
LUX CHILDREN IRREVOCABLE TRUST DATED MAY 24, 2012

/s/ Donn S. Lux
DONN S. LUX, Co-Trustee of the
LUX CHILDREN IRREVOCABLE TRUST

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